                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   July 5, 2000
                                   ------------



                             Brooks Automation, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-25434                                         04-3040660
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


15 Elizabeth Drive, Chelmsford, MA                                         01824
--------------------------------------------------------------------------------


                                 (978) 262-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

On May 5, 2000, the Registrant acquired Irvine Optical Company LLC ("Irvine Optical") in a transaction accounted for as a pooling of interests. This Current Report on Form 8-K provides unaudited supplemental financial information of the Registrant, giving effect to this transaction on the Registrant's financial position and results of operations. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The results of operations for the three and six months ended March 31, 2000, are not necessarily indicative of the results that may be expected for other quarters or the entire fiscal year.

Due to dissimilar fiscal year-ends, the Combined Consolidated Balance Sheets as of September 30, 1999 consist of the Registrant's Consolidated Balance as of September 30, 1999 and Irvine Optical's Balance Sheet as of December 31, 1999. The Combined Consolidated Statements of Operations for the year ended September 30, 1999 consist of the Registrant's Consolidated Statement of Operations for the year then ended and Irvine Optical's Statement of Operations for the year ended December 31, 1999.

As a result of conforming dissimilar year-ends, Irvine Optical's results of operations for the three months ended December 31, 1999 are included in the Registrant's supplemental financial information for both the year ended September 30, 1999 and six months ended March 31, 2000. Irvine Optical's revenues and net income for that quarter were $4,116,000 and $139,000, respectively.

This supplemental financial information is for the following periods:


     Combined Consolidated Balance Sheets as of March 31, 2000

     Combined Consolidated Balance Sheets as of September 30, 1999

     Combined Consolidated Statements of Operations for the six months ended March 31, 2000

     Combined Consolidated Statement of Operations for the three months ended March 31, 2000

     Combined Consolidated Statement of Operations for the three months ended December 31, 1999

     Combined Consolidated Statements of Operations for the year ended September 30, 1999, the nine months ended June 30, 1999, the six months ended March 31, 1999 and the three months ended December 31, 1998

     Combined Consolidated Statement of Operations for the three months ended September 30, 1999

     Combined Consolidated Statement of Operations for the three months ended June 30, 1999

     Combined Consolidated Statement of Operations for the three months ended March 31, 1999

     Combined Consolidated Statement of Operations for the three months ended December 31, 1998

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       By:  /s/ Ellen B. Richstone
                                            ----------------------
                                            Ellen B. Richstone
                                            Senior Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer


Dated:  July 5, 2000

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                      COMBINED CONSOLIDATED BALANCE SHEETS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                                 MARCH 31, 2000
                                  (UNAUDITED)

                                  IN THOUSANDS



                                                                            Brooks              Irvine
                                                                          Automation            Optical            Combined
                                                                          ----------            -------            --------

ASSETS
Current assets
  Cash and cash equivalents                                                $ 256,790           $    (617)          $ 256,173
  Accounts receivable, net                                                    67,287               3,759              71,046
  Inventories                                                                 36,456              10,001              46,457
  Prepaid expenses and other current assets                                    8,447                 342               8,789
  Deferred income taxes                                                        5,539                  --               5,539
                                                                           ---------           ---------           ---------
    Total current assets                                                     374,519              13,485             388,004

Fixed assets, net                                                             22,786               1,262              24,048
Intangible assets, net                                                        56,881               2,469              59,350
Deferred tax asset                                                             6,250                  --               6,250
Other assets                                                                   4,531                 143               4,674
                                                                           ---------           ---------           ---------

        Total assets                                                       $ 464,967           $  17,359           $ 482,326
                                                                           =========           =========           =========

LIABILITIES, MEMBERS' CAPITAL AND STOCKHOLDERS' EQUITY
Current liabilities
  Notes payable                                                            $  16,000           $     120           $  16,120
  Current portion of long-term debt and capital lease obligations                516                  --                 516
  Revolving line of credit                                                        --               6,803               6,803
  Accounts payable                                                            14,372               4,796              19,168
  Deferred revenue                                                            10,808                 532              11,340
  Accrued compensation and benefits                                            9,228                  --               9,228
  Accrued acquisition-related and restructuring costs                          3,463                  --               3,463
  Accrued income taxes payable                                                 6,481                  --               6,481
  Accrued expenses and other current liabilities                              15,947                 990              16,937
                                                                           ---------           ---------           ---------
    Total current liabilities                                                 76,815              13,241              90,056

Long-term debt and capital lease obligations                                     562                  --                 562
Senior subordinated note payable                                                  --               5,881               5,881
Deferred income taxes                                                            395                  --                 395
Other long-term liabilities                                                      739                 291               1,030
                                                                           ---------           ---------           ---------
        Total liabilities                                                     78,511              19,413              97,924
                                                                           ---------           ---------           ---------

Minority interests                                                             1,352                  --               1,352
                                                                           ---------           ---------           ---------

Members' capital                                                                  --                 930                 930
                                                                           ---------           ---------           ---------

Common stock                                                                     166                  --                 166
Additional paid-in capital                                                   408,085                  --             408,085
Cumulative translation adjustment                                             (1,763)                 --              (1,763)
Deferred compensation                                                            (50)                 --                 (50)
Accumulated deficit                                                          (21,334)             (2,984)            (24,318)
                                                                           ---------           ---------           ---------
                                                                             385,104              (2,984)            382,120
                                                                           ---------           ---------           ---------

        Total liabilities, members' capital and stockholders' equity       $ 464,967           $  17,359           $ 482,326
                                                                           =========           =========           =========

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                      COMBINED CONSOLIDATED BALANCE SHEETS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                  IN THOUSANDS



                                                                            Brooks              Irvine
                                                                          Automation            Optical             Combined
                                                                          ----------            -------             --------

ASSETS
Current assets
  Cash and cash equivalents                                                $  66,366           $      --           $  66,366
  Accounts receivable, net                                                    32,904               2,666              35,570
  Inventories                                                                 28,917               9,357              38,274
  Prepaid expenses and other current assets                                    2,999                 581               3,580
  Deferred income taxes                                                        6,542                  --               6,542
                                                                           ---------           ---------           ---------
    Total current assets                                                     137,728              12,604             150,332

Fixed assets, net                                                             17,434                 751              18,185
Intangible assets, net                                                        13,719               2,509              16,228
Deferred tax asset                                                             4,192                  --               4,192
Other assets                                                                   4,072                 791               4,863
                                                                           ---------           ---------           ---------

        Total assets                                                       $ 177,145           $  16,655           $ 193,800
                                                                           =========           =========           =========

LIABILITIES, MEMBERS' CAPITAL AND STOCKHOLDERS' EQUITY
Current liabilities
  Current portion of long-term debt and capital lease obligations          $     537           $      --           $     537
  Revolving line of credit                                                        --               5,600               5,600
  Notes payable                                                                   --                 213                 213
  Accounts payable                                                             6,993               5,479              12,472
  Deferred revenue                                                             6,127                 752               6,879
  Accrued compensation and benefits                                            4,909                  --               4,909
  Accrued acquisition-related and restructuring costs                          3,868                  --               3,868
  Accrued income taxes payable                                                 2,093                  --               2,093
  Accrued expenses and other current liabilities                               7,405                 962               8,367
                                                                           ---------           ---------           ---------
    Total current liabilities                                                 31,932              13,006              44,938

Long-term debt and capital lease obligations                                     801                  --                 801
Senior subordinated note payable                                                                   5,878               5,878
Deferred income taxes                                                            174                  --                 174
Other long-term liabilities                                                      632                 246                 878
                                                                           ---------           ---------           ---------
        Total liabilities                                                     33,539              19,130              52,669
                                                                           ---------           ---------           ---------

Minority interests                                                             1,460                  --               1,460
                                                                           ---------           ---------           ---------

Members' capital                                                                  --                 930                 930
                                                                           ---------           ---------           ---------

Common stock                                                                     128                  --                 128
Additional paid-in capital                                                   168,827                  --             168,827
Cumulative translation adjustment                                             (1,093)                 --              (1,093)
Deferred compensation                                                            (65)                 --                 (65)
Accumulated deficit                                                          (25,651)             (3,405)            (29,056)
                                                                           ---------           ---------           ---------
                                                                             142,146              (3,405)            138,741
                                                                           ---------           ---------           ---------

        Total liabilities, members' capital and stockholders' equity       $ 177,145           $  16,655           $ 193,800
                                                                           =========           =========           =========

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                         SIX MONTHS ENDED MARCH 31, 2000
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                      Combined
                                                                      --------

Revenues
  Product                                                            $ 112,936
  Services                                                              21,017
                                                                     ---------
    Total revenues                                                     133,953
                                                                     ---------

Cost of revenues
  Product                                                               59,036
  Services                                                              12,439
                                                                     ---------
    Total cost of revenues                                              71,475
                                                                     ---------

Gross profit                                                            62,478
                                                                     ---------

Operating expenses
  Research and development                                              18,100
  Selling, general and administrative                                   29,296
  Amortization of acquired intangibles                                   5,707
  Acquisition-related and restructuring charges                             --
                                                                     ---------
    Total operating expenses                                            53,103
                                                                     ---------

Income from operations                                                   9,375
Interest income                                                          1,682
Interest expense                                                           793
Other income (expense)                                                     (10)
                                                                     ---------

Income before income taxes and minority interests                       10,254
Income tax provision                                                     5,485
                                                                     ---------

Income before minority interests                                         4,769
Minority interests in loss of consolidated subsidiary                     (108)
                                                                     ---------

Net income                                                               4,877
Dividends and accretion on preferred stock                                  --
                                                                     ---------

Net income attributable to common stockholders                       $   4,877
                                                                     =========

Earnings per share
  Basic                                                              $    0.36
  Diluted                                                            $    0.34


Net income attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes            $   9,970

Earnings per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                              $    0.74
  Diluted                                                            $    0.69


Shares used in computing earnings per share
  Basic                                                                 13,386
  Diluted                                                               14,387

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                        THREE MONTHS ENDED MARCH 31, 2000
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                      Brooks            Irvine
                                                                    Automation          Optical           Combined
                                                                    ----------          -------           --------

Revenues
  Product                                                            $ 59,204           $  6,547          $ 65,751
  Services                                                             13,806                 --            13,806
                                                                     --------           --------          --------
    Total revenues                                                     73,010              6,547            79,557
                                                                     --------           --------          --------

Cost of revenues
  Product                                                              30,202              4,438            36,640
  Services                                                              8,786                 --             8,786
                                                                     --------           --------          --------
    Total cost of revenues                                             38,988              4,438            43,426
                                                                     --------           --------          --------

Gross profit                                                           34,022              2,109            36,131
                                                                     --------           --------          --------

Operating expenses
  Research and development                                              9,770                592            10,362
  Selling, general and administrative                                  15,208                758            15,966
  Amortization of acquired intangibles                                  4,804                 54             4,858
  Acquisition-related and restructuring charges                            --                 --                --
                                                                     --------           --------          --------
    Total operating expenses                                           29,782              1,404            31,186
                                                                     --------           --------          --------

Income from operations                                                  4,240                705             4,945
Interest income                                                         1,039                 --             1,039
Interest expense                                                          196                284               480
Other income                                                               31                 --                31
                                                                     --------           --------          --------

Income before income taxes and minority interests                       5,114                421             5,535
Income tax provision                                                    3,677                 --             3,677
                                                                     --------           --------          --------

Income before minority interests                                        1,437                421             1,858
Minority interests in loss of consolidated subsidiary                     (15)                --               (15)
                                                                     --------           --------          --------

Net income                                                              1,452                421             1,873
Dividends and accretion on preferred stock                                 --                 --                --
                                                                     --------           --------          --------

Net income attributable to common stockholders                       $  1,452           $    421          $  1,873
                                                                     ========           ========          ========

Earnings per share
  Basic                                                              $   0.10                             $   0.13
  Diluted                                                            $   0.09                             $   0.12


Net income attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes            $  5,960           $    475          $  6,435

Earnings per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                              $   0.43                             $   0.46
  Diluted                                                            $   0.39                             $   0.42


Shares used in computing earnings per share
  Basic                                                                14,002                               14,002
  Diluted                                                              15,362                               15,362

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                      THREE MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                      Brooks            Irvine
                                                                    Automation          Optical           Combined
                                                                    ----------          -------           --------

Revenues
  Product                                                            $ 43,069           $  4,116          $ 47,185
  Services                                                              7,211                 --             7,211
                                                                     --------           --------          --------
    Total revenues                                                     50,280              4,116            54,396
                                                                     --------           --------          --------

Cost of revenues
  Product                                                              22,175              2,221            24,396
  Services                                                              3,653                 --             3,653
                                                                     --------           --------          --------
    Total cost of revenues                                             25,828              2,221            28,049
                                                                     --------           --------          --------

Gross profit                                                           24,452              1,895            26,347
                                                                     --------           --------          --------

Operating expenses
  Research and development                                              7,140                598             7,738
  Selling, general and administrative                                  12,501                829            13,330
  Amortization of acquired intangibles                                    795                 54               849
  Acquisition-related and restructuring charges                            --                 --                --
                                                                     --------           --------          --------
    Total operating expenses                                           20,436              1,481            21,917
                                                                     --------           --------          --------

Income from operations                                                  4,016                414             4,430
Interest income                                                           643                 --               643
Interest expense                                                           38                275               313
Other income (expense)                                                    (41)                --               (41)
                                                                     --------           --------          --------

Income before income taxes and minority interests                       4,580                139             4,719
Income tax provision                                                    1,808                 --             1,808
                                                                     --------           --------          --------

Income before minority interests                                        2,772                139             2,911
Minority interests in loss of consolidated subsidiary                     (93)                --               (93)
                                                                     --------           --------          --------

Net income                                                              2,865                139             3,004
Dividends and accretion on preferred stock                                 --                 --                --
                                                                     --------           --------          --------

Net income attributable to common stockholders                       $  2,865           $    139          $  3,004
                                                                     ========           ========          ========

Earnings per share
  Basic                                                              $   0.22                             $   0.24
  Diluted                                                            $   0.21                             $   0.22


Net income attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes            $  3,342           $    193          $  3,535

Earnings per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                              $   0.26                             $   0.28
  Diluted                                                            $   0.25                             $   0.26


Shares used in computing earnings per share
  Basic                                                                12,769                               12,769
  Diluted                                                              13,411                               13,411

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
         YEAR ENDED SEPTEMBER 30, 1999, NINE MONTHS ENDED JUNE 30, 1999,
    SIX MONTHS ENDED MARCH 31, 1999 AND THREE MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                  Three months      Six months        Nine months          Year
                                                                     ended             ended             ended             ended
                                                                  December 31,       March 31,          June 30,       September 30,
                                                                      1998              1999              1999             1999
                                                                  ------------      ----------        -----------      -------------

Revenues
  Product                                                          $  16,930         $  38,415         $  61,610         $  93,486
  Services                                                             4,654             9,450            15,309            21,469
                                                                   ---------         ---------         ---------         ---------
    Total revenues                                                    21,584            47,865            76,919           114,955
                                                                   ---------         ---------         ---------         ---------

Cost of revenues
  Product                                                             10,221            21,803            34,964            51,568
  Services                                                             2,500             5,953             9,555            13,566
                                                                   ---------         ---------         ---------         ---------
    Total cost of revenues                                            12,721            27,756            44,519            65,134
                                                                   ---------         ---------         ---------         ---------

Gross profit                                                           8,863            20,109            32,400            49,821
                                                                   ---------         ---------         ---------         ---------

Operating expenses
  Research and development                                             5,225            10,756            16,482            24,000
  Selling, general and administrative                                  6,607            13,754            21,828            34,443
  Amortization of acquired intangibles                                    54               108               162               565
  Acquisition-related and restructuring charges                           --                --                --             3,120
                                                                   ---------         ---------         ---------         ---------
    Total operating expenses                                          11,886            24,618            38,472            62,128
                                                                   ---------         ---------         ---------         ---------

Loss from operations                                                  (3,023)           (4,509)           (6,072)          (12,307)
Interest income                                                          771             1,538             2,325             3,150
Interest expense                                                         382               800             1,151             1,515
Other income (expense)                                                   (18)              (14)             (121)             (225)
                                                                   ---------         ---------         ---------         ---------

Loss before income taxes and minority interests                       (2,652)           (3,785)           (5,019)          (10,897)
Income tax provision (benefit)                                          (197)             (275)             (337)           (1,015)
                                                                   ---------         ---------         ---------         ---------

Loss before minority interests                                        (2,455)           (3,510)           (4,682)           (9,882)
Minority interests in earnings (loss) of consolidated
 subsidiary                                                               --                --                37               (40)
                                                                   ---------         ---------         ---------         ---------

Net loss                                                              (2,455)           (3,510)           (4,719)           (9,842)
Dividends and accretion on preferred stock                              (225)             (387)             (549)             (654)
                                                                   ---------         ---------         ---------         ---------

Net loss attributable to common stockholders                       $  (2,680)        $  (3,897)        $  (5,268)        $ (10,496)
                                                                   =========         =========         =========         =========

Loss per share
  Basic                                                            $   (0.24)        $   (0.35)        $   (0.47)        $   (0.94)
  Diluted                                                          $   (0.24)        $   (0.35)        $   (0.47)        $   (0.94)


Net loss attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes          $  (2,626)        $  (3,789)        $  (4,788)        $  (7,950)

Loss per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                            $   (0.24)        $   (0.34)        $   (0.43)        $   (0.71)
  Diluted                                                          $   (0.24)        $   (0.34)        $   (0.43)        $   (0.71)


Shares used in computing loss per share
  Basic                                                               11,087            11,100            11,110            11,192
  Diluted                                                             11,087            11,100            11,110            11,192

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                      THREE MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                       Brooks            Irvine
                                                                     Automation          Optical           Combined
                                                                     ----------          -------           --------

Revenues
  Product                                                             $ 27,760           $  4,116           $ 31,876
  Services                                                               6,160                 --              6,160
                                                                      --------           --------           --------
    Total revenues                                                      33,920              4,116             38,036
                                                                      --------           --------           --------

Cost of revenues
  Product                                                               14,383              2,221             16,604
  Services                                                               4,011                 --              4,011
                                                                      --------           --------           --------
    Total cost of revenues                                              18,394              2,221             20,615
                                                                      --------           --------           --------

Gross profit                                                            15,526              1,895             17,421
                                                                      --------           --------           --------

Operating expenses
  Research and development                                               6,920                598              7,518
  Selling, general and administrative                                   11,786                829             12,615
  Amortization of acquired intangibles                                     349                 54                403
  Acquisition-related and restructuring charges                          3,120                 --              3,120
                                                                      --------           --------           --------
    Total operating expenses                                            22,175              1,481             23,656
                                                                      --------           --------           --------

Income (loss) from operations                                           (6,649)               414             (6,235)
Interest income                                                            825                 --                825
Interest expense                                                            89                275                364
Other income (expense)                                                    (104)                --               (104)
                                                                      --------           --------           --------

Income (loss) before income taxes and minority interests                (6,017)               139             (5,878)
Income tax provision (benefit)                                            (678)                --               (678)
                                                                      --------           --------           --------

Income (loss) before minority interests                                 (5,339)               139             (5,200)
Minority interests in loss of consolidated subsidiary                      (77)                --                (77)
                                                                      --------           --------           --------

Net income (loss)                                                       (5,262)               139             (5,123)
Dividends and accretion on preferred stock                                (105)                --               (105)
                                                                      --------           --------           --------

Net income (loss) attributable to common stockholders                 $ (5,367)          $    139           $ (5,228)
                                                                      ========           ========           ========

Loss per share
  Basic                                                               $  (0.47)                             $  (0.46)
  Diluted                                                             $  (0.47)                             $  (0.46)


Net income (loss) attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes             $ (3,355)          $    193           $ (3,162)

Loss per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                               $  (0.29)                             $  (0.28)
  Diluted                                                             $  (0.29)                             $  (0.28)


Shares used in computing loss per share
  Basic                                                                 11,438                                11,438
  Diluted                                                               11,438                                11,438

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                        THREE MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                      Brooks             Irvine
                                                                    Automation           Optical           Combined
                                                                    -----------          -------           --------

Revenues
  Product                                                            $ 20,569           $  2,626           $ 23,195
  Services                                                              5,859                 --              5,859
                                                                     --------           --------           --------
    Total revenues                                                     26,428              2,626             29,054
                                                                     --------           --------           --------

Cost of revenues
  Product                                                              11,088              2,073             13,161
  Services                                                              3,602                 --              3,602
                                                                     --------           --------           --------
    Total cost of revenues                                             14,690              2,073             16,763
                                                                     --------           --------           --------

Gross profit                                                           11,738                553             12,291
                                                                     --------           --------           --------

Operating expenses
  Research and development                                              5,396                330              5,726
  Selling, general and administrative                                   7,418                656              8,074
  Amortization of acquired intangibles                                     --                 54                 54
  Acquisition-related and restructuring charges                            --                 --                 --
                                                                     --------           --------           --------
    Total operating expenses                                           12,814              1,040             13,854
                                                                     --------           --------           --------

Loss from operations                                                   (1,076)              (487)            (1,563)
Interest income                                                           787                 --                787
Interest expense                                                          112                239                351
Other income (expense)                                                   (107)                --               (107)
                                                                     --------           --------           --------

Loss before income taxes and minority interests                          (508)              (726)            (1,234)
Income tax provision (benefit)                                            (62)                --                (62)
                                                                     --------           --------           --------

Loss before minority interests                                           (446)              (726)            (1,172)
Minority interests in earnings of consolidated subsidiary                  37                 --                 37
                                                                     --------           --------           --------

Net loss                                                                 (483)              (726)            (1,209)
Dividends and accretion on preferred stock                               (162)                --               (162)
                                                                     --------           --------           --------

Net loss attributable to common stockholders                         $   (645)          $   (726)          $ (1,371)
                                                                     ========           ========           ========

Loss per share
  Basic                                                              $  (0.06)                             $  (0.12)
  Diluted                                                            $  (0.06)                             $  (0.12)


Net loss attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes            $   (327)          $   (672)          $   (999)

Loss per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                              $  (0.03)                             $  (0.09)
  Diluted                                                            $  (0.03)                             $  (0.09)


Shares used in computing loss per share
  Basic                                                                11,129                                11,129
  Diluted                                                              11,129                                11,129

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                        THREE MONTHS ENDED MARCH 31, 1999
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                      Brooks            Irvine
                                                                    Automation          Optical            Combined
                                                                    ----------          -------            --------

Revenues
  Product                                                            $ 18,710           $  2,775           $ 21,485
  Services                                                              4,796                 --              4,796
                                                                     --------           --------           --------
    Total revenues                                                     23,506              2,775             26,281
                                                                     --------           --------           --------

Cost of revenues
  Product                                                               9,853              1,729             11,582
  Services                                                              3,453                 --              3,453
                                                                     --------           --------           --------
    Total cost of revenues                                             13,306              1,729             15,035
                                                                     --------           --------           --------

Gross profit                                                           10,200              1,046             11,246
                                                                     --------           --------           --------

Operating expenses
  Research and development                                              5,179                352              5,531
  Selling, general and administrative                                   6,386                761              7,147
  Amortization of acquired intangibles                                     --                 54                 54
  Acquisition-related and restructuring charges                            --                 --                 --
                                                                     --------           --------           --------
    Total operating expenses                                           11,565              1,167             12,732
                                                                     --------           --------           --------

Loss from operations                                                   (1,365)              (121)            (1,486)
Interest income                                                           767                 --                767
Interest expense                                                           92                326                418
Other income                                                                4                 --                  4
                                                                     --------           --------           --------

Loss before income taxes and minority interests                          (686)              (447)            (1,133)
Income tax provision (benefit)                                            (78)                --                (78)
                                                                     --------           --------           --------

Loss before minority interests                                           (608)              (447)            (1,055)
Minority interests in earnings of consolidated subsidiary                  --                 --                 --
                                                                     --------           --------           --------

Net loss                                                                 (608)              (447)            (1,055)
Dividends and accretion on preferred stock                               (162)                --               (162)
                                                                     --------           --------           --------

Net loss attributable to common stockholders                         $   (770)          $   (447)          $ (1,217)
                                                                     ========           ========           ========

Loss per share
  Basic                                                              $  (0.07)                             $  (0.11)
  Diluted                                                            $  (0.07)                             $  (0.11)


Net loss attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes            $   (770)          $   (393)          $ (1,163)

Loss per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                              $  (0.07)                             $  (0.10)
  Diluted                                                            $  (0.07)                             $  (0.10)


Shares used in computing loss per share
  Basic                                                                11,113                                11,113
  Diluted                                                              11,113                                11,113

                             BROOKS AUTOMATION, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                 COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                 EFFECT OF POOLING - IRVINE OPTICAL COMPANY LLC
                      THREE MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                       IN THOUSANDS, EXPECT PER SHARE DATA



                                                                      Brooks            Irvine
                                                                    Automation          Optical            Combined
                                                                    ----------          -------            --------

Revenues
  Product                                                            $ 15,398           $  1,532           $ 16,930
  Services                                                              4,654                 --              4,654
                                                                     --------           --------           --------
    Total revenues                                                     20,052              1,532             21,584
                                                                     --------           --------           --------

Cost of revenues
  Product                                                               8,987              1,234             10,221
  Services                                                              2,500                 --              2,500
                                                                     --------           --------           --------
    Total cost of revenues                                             11,487              1,234             12,721
                                                                     --------           --------           --------

Gross profit                                                            8,565                298              8,863
                                                                     --------           --------           --------

Operating expenses
  Research and development                                              4,930                295              5,225
  Selling, general and administrative                                   6,041                566              6,607
  Amortization of acquired intangibles                                     --                 54                 54
  Acquisition-related and restructuring charges                            --                 --                 --
                                                                     --------           --------           --------
    Total operating expenses                                           10,971                915             11,886
                                                                     --------           --------           --------

Loss from operations                                                   (2,406)              (617)            (3,023)
Interest income                                                           771                 --                771
Interest expense                                                           75                307                382
Other income (expense)                                                    (18)                --                (18)
                                                                     --------           --------           --------

Loss before income taxes and minority interests                        (1,728)              (924)            (2,652)
Income tax provision (benefit)                                           (197)                --               (197)
                                                                     --------           --------           --------

Loss before minority interests                                         (1,531)              (924)            (2,455)
Minority interests in earnings of consolidated subsidiary                  --                 --                 --
                                                                     --------           --------           --------

Net loss                                                               (1,531)              (924)            (2,455)
Dividends and accretion on preferred stock                               (225)                --               (225)
                                                                     --------           --------           --------

Net loss attributable to common stockholders                         $ (1,756)          $   (924)          $ (2,680)
                                                                     ========           ========           ========

Loss per share
  Basic                                                              $  (0.16)                             $  (0.24)
  Diluted                                                            $  (0.16)                             $  (0.24)


Net loss attributable to common stockholders before
 amortization of acquired intangible assets, net of taxes            $ (1,756)          $   (870)          $ (2,626)

Loss per share attributable to common stockholders
 before amortization of acquired intangible assets
  Basic                                                              $  (0.16)                             $  (0.24)
  Diluted                                                            $  (0.16)                             $  (0.24)


Shares used in computing loss per share
  Basic                                                                11,087                                11,087
  Diluted                                                              11,087                                11,087